UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 5, 2008
Avanir Pharmaceuticals
(Exact name of registrant as specified in its charter)

California	001-15803	33-0314804

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Enterprise, Suite 300, Aliso Viejo, California		92656

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4.4

Item 1.01.       Entry into a Material Definitive Agreement.
On November 11, 2008, Avanir Pharmaceuticals (the “Company”) and American Stock Transfer & Trust Company, as Rights Agent (“AST”), entered into Amendment No. 3 (“Amendment No. 3”) to the Rights Agreement dated as of March 5, 1999 between the Company and AST, as amended on November 30, 1999 and April 4, 2008 (the “Rights Agreement”).
Prior to effectiveness of Amendment No. 3, the Rights Agreement provided that any person who, subject to certain exceptions, becomes the beneficial owner of 15% or more of the common stock of the Company then outstanding shall be deemed an “Acquiring Person.” Amendment No. 3 amended the definition of “Acquiring Person” by increasing the applicable beneficial ownership to 20% of the common stock of the Company then outstanding. Additionally, in light of the increase in the permitted level of beneficial ownership, the Company also deleted references to “Grandfathered Person,” whereby one or more designated holders were previously allowed to hold a higher percentage of shares without becoming an “Acquiring Person.”
The Rights Agreement, as amended, and Amendment No. 3 are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and incorporated herein by reference. The above description of the material terms of Amendment No. 3 as they relate to the Rights Agreement is qualified in its entirety by reference to such exhibits.
Item 3.03.       Material Modification to Rights of Security Holders.
As indicated in the response to Item 1.01 of this Current Report on Form 8-K, the Company and AST, as Rights Agent, have executed Amendment No. 3 to the Rights Agreement. Amendment No. 3 modifies certain rights of holders of preferred share purchase rights issued under the Rights Agreement and previously registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The description of such modifications contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2008, the Compensation Committee of the Board of Directors of the Company approved (i) annual increases in the base salaries for those officers identified below, and (ii) the payment of annual cash bonus awards for fiscal 2008 for the same officers. Salary increases were effective as of October 1, 2008, which was the start of the current fiscal year. Bonuses were awarded based on individual and overall Company performance in fiscal 2008.

Name	Title	New Salary	Bonus Payment
Keith A. Katkin	President & Chief Executive Officer	$373,248	$210,568
Randall E. Kaye, M.D.	Senior Vice President & Chief Medical Officer	326,667	155,496
Christine G. Ocampo	Vice President, Finance & Principal Financial Officer	197,820	62,878
Item 8.01.       Other Events.
On November 6, 2008, the Compensation Committee recommended, and the Board of Directors approved, an increase in the number of shares reserved for issuance under the Company’s 2005 Equity Incentive Plan (the “Plan”) pursuant to the Plan’s “evergreen” provision. Under the Plan, the Board of Directors approved an increase of 325,000 shares for fiscal 2009.
Item 9.01.       Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1(1)	Rights Agreement, dated as of March 5, 1999, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent, which includes: as Exhibit A

Exhibit No.	Description
thereto, the Form of Certificate of Determination of Series C Junior Participating Preferred Stock; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Preferred Shares.

4.2(2)	Amendment No. 1 to Rights Agreement, dated November 30, 1999, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.

4.3(3)	Amendment No. 2 to Rights Agreement, dated April 4, 2008, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.

4.4	Amendment No. 3 to Rights Agreement, dated November 11, 2008, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.
(1)	This exhibit is filed as an exhibit to the registrant’s Current Report on Form 8-K filed March 11, 1999 and is incorporated herein by reference.

(2)	This exhibit is filed as an exhibit to the registrant’s Current Report on Form 8-K filed December 3, 1999 and is incorporated herein by reference.

(3)	This exhibit is filed as an exhibit to the registrant’s Registration Statement on Form 8-A/A filed April 10, 2008 and is incorporated herein by reference.
* * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 12, 2008	Avanir Pharmaceuticals
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Vice President, Finance

Exhibit Index

Exhibit No.	Description
4.1(1)	Rights Agreement, dated as of March 5, 1999, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Determination of Series C Junior Participating Preferred Stock; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Preferred Shares.

4.2(2)	Amendment No. 1 to Rights Agreement, dated November 30, 1999, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.

4.3(3)	Amendment No. 2 to Rights Agreement, dated April 4, 2008, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.

4.4	Amendment No. 3 to Rights Agreement, dated November 11, 2008, by and between Avanir Pharmaceuticals and American Stock Transfer & Trust Company, as Rights Agent.
(1)	This exhibit is filed as an exhibit to the registrant’s Current Report on Form 8-K filed March 11, 1999 and is incorporated herein by reference.

(2)	This exhibit is filed as an exhibit to the registrant’s Current Report on Form 8-K filed December 3, 1999 and is incorporated herein by reference.

(3)	This exhibit is filed as an exhibit to the registrant’s Registration Statement on Form 8-A/A filed April 10, 2008 and is incorporated herein by reference.